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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 26, 2001
                                                        ----------------

                 COURTYARD BY MARRIOTT II LIMITED PARTNERSHIP
                 --------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                        0-16728             52-1533559
          --------                        -------             ----------
(State or Other Jurisdiction         (Commission File      (IRS Employer
of Incorporation or Organization)         Number)           Identification No.)

         10400 Fernwood Road, Bethesda, MD                    20817-1109
         ---------------------------------                    ----------
      (Address of Principal Executive Office)                 (Zip Code)


      Registrant's telephone number, including area code:  (301) 380-2070
                                                           --------------

         _____________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)
                         ____________________________
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Item 5.   Other Events.

          Reference is made to the Tender Offer Statement on Schedule TO, including the exhibits thereto, filed with the Securities and Exchange Commission on May 11, 2000, as amended (as so amended, the "Schedule TO") relating to an offer by CBM II Holdings LLC, a Delaware limited liability company and an indirect, wholly owned subsidiary of CBM Joint Venture LLC ("CBM Joint Venture"), a Delaware limited liability company that is a joint venture among Marriott International, Inc. (through a wholly owned indirect subsidiary), Host Marriott, L.P. and Rockledge Hotel Properties, Inc. (through wholly owned subsidiaries), to purchase all outstanding units of limited partnership interest of the registrant (other than units owned by its general partner).

          The registrant believes that the acquisition by CBM Joint Venture of a 100% beneficial interest in the registrant and a 100% beneficial interest in the general partner of the registrant, as described in the Schedule TO, resulted in a "Change of Control" within the meaning of the Indenture (the "Indenture"), dated as of January 24, 1996, among the registrant, Courtyard II Finance Company, as joint and several obligors, and The Bank of New York (successor to IBJ Schroder Bank & Trust Company), as trustee, governing the 10 3/4% Series B Senior Secured Notes due 2008 (the "Notes").

          As a result, pursuant to the terms of the Indenture, CBM Joint Venture commenced a tender offer for the Notes at a purchase price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon to the date of purchase. The tender offer was commenced on December 22, 2000 and expired on January 23, 2001. Notes in the aggregate amount of approximately $11.6 million were tendered, representing approximately 9% of the outstanding Notes. On January 26, 2001, CBM Joint Venture purchased, by accepting for payment, all of the Notes so tendered.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits.

          99.1 Press Release dated January 26, 2001.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                COURTYARD BY MARRIOTT II LIMITED
                                PARTNERSHIP

                                By: CBM Two LLC
                                    Its General Partner


Date:  January 31, 2001         By:   /s/ Mathew Whelan
                                    -------------------------
                                    Name:   Mathew Whelan
                                    Title:  Vice President
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                                 EXHIBIT INDEX
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Exhibit No.   Description
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99.1          Press Release dated January 26, 2001.